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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report: June 3, 2003


United Community Financial Corp.
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(Exact name of registrant as specified in its charter)


           Ohio                        0-24399                  34-1856319
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(State or other jurisdiction         (Commission             (IRS Employer of
     of incorporation)               File Number)         Identification Number)


275 Federal Plaza West
Youngstown, Ohio                                                44503-1203
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(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (330) 742-0500


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changes since last report.)


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ITEM 5: OTHER EVENTS

The following information is being furnished under Item 11 of Form 8-K, "Temporary Suspension of Trading Under Registrant's Employee Benefit Plans."

United Community Financial Corp. (United Community), holding company of The Home Savings and Loan Co. and Butler Wick Corp., in response to the Sarbanes-Oxley Act of 2002, Section 306, announced a blackout period extending from June 4, 2003 through June 16, 2003 for the Home Savings and Loan 401(k) to integrate fund changes within the asset classes of the plan. During this period participants will not be able to process any transactions, including contributions, distributions, transfers, loans or fund election changes to their 401(k).

Executive officers and directors will be prohibited from trading United Community common stock that was acquired in connection with services or employment as a director or officer of United Community in accordance with the Security & Exchange Commission's rules.

Any questions regarding the blackout may be directed to Cynthia Cerimele at 275 Federal Plaza West, P.O. Box 1111, Youngstown, Ohio 44501-1111 or by calling her at 330-742-0500, extension 2621.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        UNITED COMMUNITY FINANCIAL CORP.

                                        By: /s/ Patrick A.  Kelly
                                            ------------------------------------
                                            Patrick A. Kelly
                                            Chief Financial Officer


Dated: June 3, 2003